SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                                    of the
                       SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:   November 1, 1996,


                    SUPERIOR WIRELESS COMMUNICATIONS, INC.
                    (Formerly Micro-Lite Television, Inc.)

            (Exact name of registrant as specified in its charter)

                                    NEVADA
        (State or other jurisdiction of incorporation or organization)

          33-5902-NY                              22-2774460
     (Commission  File  Number)          (IRS  Employer Identification Number)


                         9 EXCHANGE PLACE, SUITE 210
                          SALT LAKE CITY, UTAH 84111
                   (Address of principal executive offices)

                                (801) 595-0104
             (Registrant's telephone number, including area code)





ITEM  5.          OTHER  EVENTS

(A)          AMENDMENT  TO  REGISTRANT'S  ARTICLES  OF  INCORPORATION

     The Company Board of Directors by unanimous written consent of board of directors and statement of majority consent of shareholders effective the 25th day of October, 1996, adopted a resolution to amend the Articles of Incorporation as follows:

     Article  I  is  hereby  amended  to  read  as  follows:

          The  name  of  this Corporation is Superior Wireless Communications,
Inc.

     Article IV of the Articles of Incorporation is hereby amended to read as follows:

          The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 65,000,000 of which 50,000,000 are to be shares of common stock, $.001 par value per share, and of which 15,000,000 are to be shares of serial preferred stock, $.001 par value per share. The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for the issuance of the shares shall be paid to or received by the Corporation in full before their issuance and shall not be less than the par value per share. The consideration for the issuance of the shares shall be cash, services rendered, personal property (tangible or intangible), real property, leases of real property or any combination of the foregoing. In the absence of actual fraud in the transaction, the judgment of the board of directors as to the value of such consideration shall be conclusive. Upon payment of such consideration such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

          A. Common Stock. Except as provided in this Certificate, the holders of the common stock shall exclusively posses all voting power. Subject to the provisions of this Certificate, each holder of shares of common stock shall be entitled to one vote for each share held by such holders.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the common stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

     In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the common stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the common stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

     Each share of common stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of common stock of the Corporation.

     B. Serial Preferred Stock. Except as provided in this Certificate, the board of directors of the Corporation is authorized, by resolution or resolutions from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series, and the qualifications, limitation or restrictions thereof, including, but not limited to determination of any of the following:

          (1) the distinctive serial designation and the number of shares constituting such series;

          (2) the rights in respect of dividends, if any, to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date or dates, the payment or date or dates for dividends, and the participating or other special rights, if any, with respect to dividends;

          (3) the voting powers, full or limited, if any, of the shares of such series;

          (4) whether the shares of such series shall be redeemable and, if so, the price or prices at which, and the terms and conditions upon which such shares may be redeemed;

          (5) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (6) whether the shares of such series shall be entitled to the benefits of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and, if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such funds;

          (7) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation and, if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (8) the subscription or purchase price and form of consideration for which the shares of such series shall be issued; and

          (9) whether the shares of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

(B)          EXCHANGE  OF  PREFERRED  STOCK  FOR  COMMON  STOCK

     The Company Board of Directors by unanimous written consent of board of directors and statement of majority consent of shareholders effective the 25th day of October, 1996, adopted a resolution authorizing the exchange of Series A Preferred Stock for Common Stock as follows:

     Each of the 6,004,836 shares of presently issued and outstanding common stock of the Corporation be exchanged for one share of preferred stock designated as Class A Convertible Cumulative Preferred Stock (the "Class A Preferred Stock"), par value of $.001 per share, with the following rights and preferences:

          1. Record Date. All common stockholders of record at the close of business in New York, NY on the 17th day of October, 1996 ("the Record Date") will exchange each share of common stock held for one share of Class A Preferred Stock.

          2. Dividends. The holders of the Class A Preferred Stock ("Holders") shall be entitled to cumulative preferential dividends, when, as and if declared by the Board of Directors quarter annually on November 15, February 15, May 15 and August 15 each year in an amount equal to ten percent (10%) per annum of the liquidation preference per share of $1.50. In the event the Corporation has not filed a registration statement relating to the Conversion Shares (as hereinafter defined) under the Securities Act of 1933, as amended (the "Act"), after the Record Date for the exchange of the Class A Preferred Stock by the Corporation and such registration statement is not effective under the Act on the Conversion Date, the cumulative preferential dividend rate shall be increased to twelve (12%) per annum of the liquidation preference per share of $1.50. Dividends may be paid (to the extent permissible under the Nevada Revised Statutes) to the Holders in cash or, at the option of the Company, in shares (the "Dividend Shares") of common stock of the Corporation, par value $.001 per share (the "Common Stock") (based upon the average last sale price of a share of Common Stock for the five (5) trading days preceding the record date for a particular dividend) provided that such Dividend Shares are covered by a current registration statement which has been declared effective under the Act.

     3. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, each share of Class A Preferred Stock shall be entitled to receive $1.50 per share.

     4. Voting Rights. The Holders shall be entitled to one vote for each five shares held upon any matters to which holders of common stock are entitled to vote at the same time and in the same manner as the common stockholders.

     5. Redemption. The Class A Preferred Stock is not redeemable by the Corporation.

     6. Conversion Into Common Stock. (a) Upon the earlier of: (i) 24 months after the Record Date for the exchange of Class A Preferred Stock for common stock or (ii) 14 months after the effective date of a registration statement under the Act covering a primary offering of not less than $10,000,000 of common stock of the Corporation (the "Conversion Date") and with no other action required by the Corporation or the Holder, the shares of Class A Preferred Stock held by each Holder shall be converted into the next highest number of whole shares of the Corporation's Common Stock (the "Conversion Shares") as shall equal $1.50 plus all accrued and unpaid dividends per share divided by 90% of the average daily closing prices for the 30 consecutive trading days commencing with the 35th trading day before the Conversion Date (the "Conversion Price") subject to adjustment as set forth below.

     (b)       The Conversion Price shall be subject to adjustment as follows:

     (i) In the event that the Corporation shall issue or sell shares of its Common Stock (except for shares issuable upon exercise or conversion of securities outstanding or issuable by the Company as of the date hereof) at a price per share less that the then current Conversion Price (the "New Issue Price"), the Conversion Price shall be reduced to the greater of the New Issue Price or $1.25 per share; and

     (ii) In the event that the Corporation's registration statement under the Act registering the Conversion Shares is not effective on the Conversion Date, the Conversion Price shall be subject to an additional reduction of 10% for each 90-day delay in the effective date of such registration statement, provided however that in no event shall the Conversion Price be less than $1.25 per share.

     (d) Promptly after the receipt of certificates representing Class A Preferred Stock and surrender of Class A Preferred Stock, the Corporation shall issue and deliver, or cause to be issued and delivered, to the Holder a certificate or certificates for the number of next highest number of whole shares of Common Stock issuable upon the conversion of such Class A Preferred Stock. No fractional shares shall be issued upon conversion of the Class A Preferred Stock into shares of Common Stock. To the extent permitted by law, the conversion shall be deemed to have been effected as of the close of business on the Conversion Date (or on the next preceding business day if the Conversion Date is not a business day) and at that time the rights of the Holder, as such Holder, shall cease, and the holder shall become the Holder of record of Conversion Shares.

     (e) Upon any liquidation or winding up of the Corporation, the right of conversion of the Class A Preferred Stock shall terminate at the close of business on the last full business day before the date fixed for payment of the amount distributable in liquidation of the Class A Preferred Stock.

     7. Registration Rights. Unless sooner registered, the Corporation shall file a registration statement registering the Conversion Shares issuable to the Holders of Class A Preferred Stock. In the event that the registration statement is not effective on the Conversion Date, the Conversion Price will be reduced as provided by Subsection 6(b) hereof, and dividends payable on the Class A Preferred Stock will be increased as provided by Subsection 2 hereof.

     8. Rank. With respect to the payment of dividends and upon liquidation, the shares of the Class A Preferred Stock shall rank junior to any other shares of Preferred Stock and senior to the shares of Common Stock of the Corporation.

(C)          INCENTIVE  WARRANTS

     The Company Board of Directors by unanimous written consent of board of directors and statement of majority consent of shareholders effective the 25th day of October, 1996, adopted a resolution authorizing the Corporation to issue up to a total of 2,000,000 Warrants to purchase shares of Common Stock for a price of $1.50 each.

     The Directors, by appropriate resolution duly adopted, shall designate the persons to whom the Warrants are to be issued and the price to be paid therefor.

(D)          AMENDMENT  TO  STOCK  OPTION  PLAN

     The Company Board of Directors by unanimous written consent and the Company shareholders by majority written consent effective the 25th day of October, 1996, adopted a resolution to amend the Micro-Lite Television, Inc. Stock Option Plan as follows:

     Section II of the Micro-Lite Television, Inc. Stock Option Plan effective the 1st day of January, 1993 shall be amended so that subparagraph H reads as follows:

"Plan"  shall  mean  the  Superior  Wireless Communications, Inc. Stock Option
Plan.

     The Micro-Lite Television, Inc. Stock Option Plan shall be amended by deleting therefrom the following section:

     VIII.          TERMINATION  OF  EMPLOYMENT

          Except as provided in Article IX below, if a Participant ceases to be employed by the Company, his Options shall terminate immediately; provided, however, that if a Participant's cessation of employment with the Company is due to his retirement with the consent of the Company, the Participant may, at any time within three (3) months after such cessation of employment, exercise his Options to the extent that he was entitled to exercise them on the date of cessation of employment, but in no event shall any Option be exercisable more than ten (10) years from the date it was granted. The Committee may cancel an Option during the three (3) month period referred to in this paragraph, if the Participant engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company, and, subject to applicable law, whether a leave of absence shall constitute a termination of employment. Any such determination of the Committee shall be final and conclusive, unless overruled by the Board.

(E)          ELECTION  OF  ADDITIONAL  DIRECTORS

     The Company Board of Directors by unanimous written consent effective the 10th day of October, 1996, adopted a resolution to expand the Board and elect the following additional directors:

          Jon  Richard  "JR"  Marple
          Brooks  M.  Freeman
          Jeffrey  R.  Matsen,  J.D.

     Each of the above named directors are elected to hold office until the next annual meeting of shareholders and until such time as their respective successor is elected and qualified.

(F)          RESIGNATION  OF  OFFICERS  AND  DIRECTORS

     Effective the 25th day of October, 1996 Jon H. Marple and Mary E. Blake resigned as officers and directors of the Corporation.

(G)          ELECTION  OF  OFFICERS

     The Company Board of Directors by unanimous written consent effective the 1st day of November, 1996, adopted a resolution electing the following named persons, and only such persons, as officers of the Corporation in the capacity set opposite their respective names:

     NAME          OFFICE

John  C.  Spradley,  III                 President and Chief Executive Officer
Jon  Richard  "JR"  Marple              Chief Financial Officer, Secretary and
Treasurer

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     /s/John  C.  Spradley,  III
     John  C.  Spradley,  III,  President


Date:    November  ___,  1996